Exhibit 99.14

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  OCTOBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-6

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 6-A1......$       20.39082257     Class 6-A13.....$        0.00000000
     Class 6-A2......$        0.00000000     Class 6-A14.....$        0.00000000
     Class 6-A3......$        0.00000000     Class 6-A15.....$        0.00000000
     Class 6-A4......$        0.68369000     Class 6-A16.....$       20.39082254
     Class 6-A5......$        0.00000000     Class 6-A17.....$       20.39082254
     Class 6-A6......$       26.38848215     Class 6-A18.....$       20.39082254
     Class 6-A7......$        0.00000000     Class 6-PO......$        0.87703715
     Class 6-A8......$        0.68369000     Class 6-M.......$        0.68368928
     Class 6-A9......$        0.00000000     Class 6-B1......$        0.68369017
     Class 6-A10.....$       37.48744804     Class 6-B2......$        0.68369106
     Class 6-A11.....$        0.00000000     Class 6-B3......$        0.68368784
     Component A11A..$        0.00000000     Class 6-B4......$        0.68368818
     Component A11B..$        0.00000000     Class 6-B5......$        0.68369236
     Class 6-A12.....$       13.98573770     Class 6-R.......$        0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 6-A1......$       19.40818029     Class 6-A14.....$        0.00000000
     Class 6-A2......$        0.00000000     Class 6-A15.....$        0.00000000
     Class 6-A3......$        0.00000000     Class 6-A16.....$       19.40818026
     Class 6-A4......$        0.65074269     Class 6-A17.....$       19.40818026

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     Class 6-A5......$        0.00000000     Class 6-A18.....$       19.40818026
     Class 6-A6......$       25.11681014     Class 6-PO......$        0.83477236
     Class 6-A7......$        0.00000000     Class 6-M.......$        0.00000000
     Class 6-A8......$        0.65074269     Class 6-B1......$        0.00000000
     Class 6-A9......$        0.00000000     Class 6-B2......$        0.00000000
     Class 6-A10.....$       35.68091222     Class 6-B3......$        0.00000000
     Class 6-A11.....$        0.00000000     Class 6-B4......$        0.00000000
     Component A11A..$        0.00000000     Class 6-B5......$        0.00000000
     Component A11B..$        0.00000000     Class 6-R.......$        0.00000000
     Class 6-A12.....$       13.31175914
     Class 6-A13.....$        0.00000000

      iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 6-A1......$        5.89900925     Class 6-A15.....$        6.24872172
     Class 6-A2......$        6.24872201     Class 6-A16.....$        5.62372228
     Class 6-A3......$        6.24872240     Class 6-A17.....$        5.70237555
     Class 6-A4......$        6.23616123     Class 6-A18.....$        7.07881110
     Class 6-A5......$        6.24872253     Class 6-M.......$        6.23616047
     Class 6-A6......$        6.11613823     Class 6-B1......$        6.23616265
     Class 6-A7......$        6.24872340     Class 6-B2......$        6.23616150
     Class 6-A8......$        6.23616111     Class 6-B3......$        6.23613925
     Class 6-A9......$        6.24872282     Class 6-B4......$        6.23607251
     Class 6-A10.....$        5.78146734     Class 6-B5......$        6.23616679
     Class 6-A11.....$        0.00000000     Class 6-R.......$        0.00000000
     Component A11A..$        0.00000000     Class 6-S.......$        0.60526410
     Component A11B..$        0.00000000
     Class 6-A12.....$        5.98983607
     Class 6-A13.....$        6.24872213
     Class 6-A14.....$        0.00000000

     iv)  Accrual Amount:

                Class A11A Component............     $         0.00
                Class A11B Component............     $         0.00
                Class A14 Component.............     $       853.13


     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.........$     80,527.67

(b) The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:...........$381,099,632.02

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.....................          1,289

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                       Class Certificate          Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

          Class 6-A1...................$  51,176,926.97     $          923.64
          Class 6-A2...................$  27,152,000.00     $        1,000.00
          Class 6-A3...................$   8,015,000.00     $        1,000.00
          Class 6-A4...................$  56,846,452.84     $          997.31
          Class 6-A5...................$   6,001,105.00     $        1,000.00
          Class 6-A6...................$  38,691,969.20     $          952.39
          Class 6-A7...................$   1,927,000.00     $        1,000.00
          Class 6-A8...................$  19,759,627.55     $          997.31
          Class 6-A9...................$   3,680,965.00     $        1,000.00
          Class 6-A10..................$   9,447,257.04     $          887.74
          Class 6-A11..................$           0.00     $            0.00
          Component A11A...............$           0.00     $            0.00
          Component A11B...............$           0.00     $            0.00
          Class 6-A12..................$      57,618.81     $          944.57
          Class 6-A13..................$  14,305,000.00     $        1,000.00
          Class 6-A14..................$     137,381.19     $        1,025.23
          Class 6-A15..................$   8,802,874.00     $        1,000.00
          Class 6-A16..................$  23,168,412.61     $          923.64
          Class 6-A17..................$  76,389,578.32     $          923.64
          Class 6-A18..................$  18,137,538.74     $          923.64
          Class 6-PO...................$     413,692.09     $          988.89
          Class 6-M....................$   5,996,198.75     $          997.31
          Class 6-B1...................$   3,997,465.50     $          997.31
          Class 6-B2...................$   2,998,098.87     $          997.31
          Class 6-B3...................$   1,998,732.26     $          997.31
          Class 6-B4...................$     599,619.38     $          997.31
          Class 6-B5...................$   1,399,117.90     $          997.31
          Class 6-R....................$           0.00     $            0.00
          Class 6-S....................$ 362,199,113.80     $          949.21

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value........................................$            0.00
          unpaid principal balance..........................$            0.00
          number of related mortgage loans..................                0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                         Number         9     Principal Balance $ 2,407,152.50
               (2)  60-89 days
                         Number         1     Principal Balance $   226,363.12
               (3)  90 days or more
                         Number         0     Principal Balance $         0.00

          (b)  in foreclosure
                         Number         1     Principal Balance $   240,000.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                $         0.00  $           0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                $         0.00  $           0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 6-S: ........................   0.396148%

     xiii)Senior Percentage for such Distribution Date: .......... 95.59504800%

     xiv) Category A-Senior Percentage for such Distribution Date: 68.57197300%

     xv)  Category B-Senior Percentage for such Distribution Date: 19.76119600%

     xvi) Category C-Senior Percentage for such Distribution Date:  7.26187800%

     xvii)Category A-Percentage for such Distribution Date: ...... 71.73172200%

     xviii)Category B-Percentage for such Distribution Date: ..... 20.67177800%

     xix) Category C-Percentage for such Distribution Date: ......  7.59650000%

     xx)  Group I Senior Percentage for such Distribution Date: .. 71.97572300%

     xxi) Category A-Group I Senior Percentage for such
          Distribution Date: ..................................... 53.83287800%

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     xxii)Category B-Group I Senior Percentage for such
          Distribution Date: ..................................... 14.63793800%

     xxiii) Category C-Group I Senior Percentage for such
          Distribution Date: .....................................  3.50490700%

     xxiv) Category  C-Group I Scheduled  Distribution Percentage for such Distribution Date: ............................  7.26187800%

     xxv) Group II Senior Percentage for such Distribution Date: . 23.61932500%

     xxvi) Category A-Group II Senior Percentage for such
          Distribution Date: ..................................... 14.73909500%

     xxvii)Category B-Group II Senior Percentage for such
          Distribution Date: .....................................  5.12325800%

     xxviii) Category C-Group II Senior Percentage for such
          Distribution Date: .....................................  3.75697100%

     xxix) Category C-Group II Scheduled  Distribution  Percentage
          for such Distribution Date: ............................  0.00000000%

     xxx) Senior Prepayment Percentage for such Distribution Date:100.00000000%

     xxxi)  Category A-Senior Prepayment Percentage for such
          Distribution Date: ..................................... 71.73172200%

     xxxii) Category B-Senior Prepayment Percentage for such
          Distribution Date: ..................................... 20.67177800%

     xxxiii) Category C-Senior Prepayment Percentage for such
          Distribution Date: .....................................  7.59650000%

     xxxiv) Group I Senior Prepayment Percentage for such
          Distribution Date: .....................................100.00000000%

     xxxv) Category A-Group I Senior Prepayment Percentage for such
          Distribution Date: ..................................... 71.73172200%

     xxxvi) Category B-Group I Senior Prepayment Percentage for such
          Distribution Date: ..................................... 20.67177800%

     xxxvii) Category C-Group I Senior Prepayment Percentage for such
          Distribution Date: .....................................  7.59650000%

     xxxviii) Group II Senior Prepayment Percentage for such
          Distribution Date: .....................................  0.00000000%

     xxxix) Category A-Group II Senior Prepayment Percentage for such
          Distribution Date: .....................................  0.00000000%

     xxxx) Category B-Group II Senior Prepayment Percentage for such
          Distribution Date: .....................................  0.00000000%

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     xxxxi)  Category C-Group II Senior Prepayment Percentage for such
          Distribution Date: .....................................  0.00000000%

     xxxxii) Junior Percentage for such Distribution Date: .......  4.40495200%

     xxxxiii) Junior Prepayment Percentage for such Distribution
          Date: ..................................................  0.00000000%